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                                                                    Exhibit 99.2



                         FORBEARANCE AND STANDSTILL AGREEMENT

                THIS FORBEARANCE AND STANDSTILL AGREEMENT (this "Agreement"), dated as of March 15, 2001, by and between PEN HOLDINGS, INC., a Tennessee corporation ("Pen Holdings") and MELLON BANK, N.A., a national banking association, CIBC INC., AMSOUTH BANK (individually, a "Bank" and collectively, the "Banks") and MELLON BANK, N.A. as Agent for the Banks (the "Agent"), and TRAVELERS CASUALTY AND SURETY COMPANY of AMERICA, a Connecticut corporation, ("Travelers").

                               W I T N E S S E T H

                WHEREAS, the Banks and Pen Holdings entered into an Amended and Restated Credit Agreement dated as of June 3, 1998 as amended by Amendment No. 1 to Amended and Restated Credit Agreement dated as of February 1, 1999, Amendment No. 2 to Amended and Restated Credit Agreement dated as of June 21, 2000, Amendment No. 3 to Amended and Restated Credit Agreement dated as of August 31, 2000 (collectively the "Credit Agreement"), pursuant to which the Banks agreed to make, inter alia, revolving credit loans to Pen Holdings of up to $40,000,000 (the "Loans"), in accordance with, and as provided for in, the Credit Agreement;

                WHEREAS, Pen Holdings has notified the Banks that certain Events of Default and Potential Defaults have occurred under the Credit Agreement, and the Banks have not waived such Events of Default and Potential Defaults;

                WHEREAS, Pen Holdings and the Banks have entered into that certain Forbearance and Amendment No. 4 to Credit Agreement dated as of the date hereof (the "Bank Forbearance Agreement"), pursuant to which the Banks have agreed to forbear from taking actions to accelerate the Loans and to dispose of or collect upon collateral granted under the Credit Agreement and the other Loan Documents until April 16, 2001 and to make other accommodations to Pen Holdings upon the terms and conditions set forth therein;

                WHEREAS, Travelers is acting as the administrator of a certain supercedeas bond issued by Reliance Insurance Company, Supercedeas Bond No. B 2 88 55 76 (the "Appeal Bond"), in connection with a certain action captioned Cheyenne Resources, Inc. and PC&H Construction, Inc. vs. The Elk Horn Coal Corporation, filed in the Commonwealth of Kentucky, Floyd Circuit Court, Division No. II, C.A. 97-CI-00634 (the "Elk Horn Litigation") which was filed against The Elk Horn Coal Corporation, a Kentucky corporation ("Elk Horn");

                WHEREAS, a final, non-appealable judgment (the "Elk Horn Judgment") has been entered against The Elk Horn Coal Corporation pursuant to which the plaintiff in the Elk Horn Litigation is entitled to draw against the Appeal Bond in the amount of $14,500,000 on or after March 16, 2001;




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                WHEREAS, upon payment of the Appeal Bond, (i) Travelers shall be subrogated to the rights of the plaintiff in the Elk Horn Litigation and shall be the holder of the Elk Horn Judgment as provided by the laws of the State of Kentucky, and (ii) Elk Horn, Pen Holdings and Pen Coal Corporation shall, inter alia, be indebted to Travelers in the amount of such payment plus certain other amounts pursuant to that certain Continuing Agreement of Indemnity dated May 27, 1997 and that certain General Contract of Indemnity dated December 9, 1999 (collectively, the "Indemnity Agreement").

                WHEREAS, the parties hereto desire to enter into this Agreement to provide that the Banks and Travelers shall forbear from taking any action to collect sums owing to them or to enforce their respective remedies until April 16, 2001, all as set forth in this Agreement.

                NOW THEREFORE, the parties to this Agreement, in consideration of their mutual covenants and agreements contained in this Agreement, and intending to be legally bound hereby, covenant and agree as follows:

                Section 1: Preambles. The preambles set forth above are incorporated in this Agreement as if fully set forth in this Agreement.

                Section 2: Forbearance.

(A) Subject to the terms and conditions of the Bank Forbearance Agreement, the Banks agree to forbear from taking action to accelerate the Loans and to dispose of or collect upon collateral granted under the Credit Agreement and the other loan documents delivered in connection with the Credit Agreement until April 16, 2001, all as provided in, and in accordance with the terms of, the Bank Forbearance Agreement. Pen Holdings and Travelers acknowledge that the Banks shall have no obligation to forbear from taking actions to dispose of or collect upon collateral granted or to make any loans, advances or other credit accommodations under the Credit Agreement except in accordance with the terms of the Bank Forbearance Agreement. The period commencing on the date of this Agreement and continuing through April 16, 2001 shall sometimes be referred to herein as the "Forbearance Period."

(B) Except as specifically provided in subpart (1) below, Travelers agrees that during the Forbearance Period it and its subsidiaries and affiliates shall forbear from taking action to demand payment, enforce any remedies or commence any proceedings or take any action to enforce any remedies (including foreclosure on the Elk Horn Judgment, commencement of any action against Pen Holdings or any other indemnitor of the obligations of Elk Horn to Travelers or cancellation or termination of any reclamation or other bonds or surety obligations of Travelers issued for the benefit of Pen Holdings or any of its subsidiaries or affiliates) against Elk Horn, Pen Holdings or any subsidiary or affiliate of Pen Holdings or any assets or properties of any of the foregoing, whether in connection with the Appeal Bond or any other obligation of any of the foregoing owing to Travelers or any subsidiary or affiliate of Travelers. Travelers may, however, cancel any bond during the Forbearance Period with the written




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consent of Elk Horn, Pen Holdings or any relevant subsidiary or affiliate thereof; and Travelers shall have no obligation to issue any new bond or undertake any new obligation to Elk Horn, Pen Holdings or any subsidiary or affiliate thereof. Pen Holdings and the Banks acknowledge that Travelers shall have no obligation to forbear from taking actions to enforce its remedies against Elk Horn, Pen Holdings or any other indemnitors, if any, of obligations owing to Travelers, except in accordance with the terms of this Agreement.

                (1) Notwithstanding the foregoing, nothing contained herein shall prohibit Travelers from undertaking the following actions:

                     (a) presenting that certain $4,000,000 letter of credit (the "Letter of Credit") to Mellon Bank, N.A. for payment and enforcing its right to receive payment under the Letter of Credit; and

                     (b) filing or docketing the Elk Horn Judgment of record wherever Elk Horn owns properties or assets, provided that during the Forbearance Period, Travelers shall not otherwise take any action to enforce or foreclose upon the Elk Horn Judgment; and

                     (c) demanding payment, pursuing remedies and commencing enforcement proceedings if the Banks are no longer required to forbear from doing same under the Bank Forbearance Agreement, provided, however, that prior to exercise of any rights or remedies, Travelers shall notify the Agent and Pen Holdings that it intends to do so.

                Section 3: Injunctive Relief. Each party to this Agreement acknowledges and agrees that the non-breaching parties' remedy at law for any breach of any of the obligations of any party to this Agreement would be inadequate, and agrees and consents that temporary and permanent injunctive relief (in addition to any other remedy any non-breaching party to this Agreement may have) may be granted in any proceeding that may be brought to enforce any provision of this Agreement, without the necessity of proof of actual damage.

                Section 4: Effective Date. The effective date of this Agreement shall be the date of this Agreement.

                Section 5: Scope of Agreements. Except as expressly amended by this Agreement, the provisions of the respective agreements of Pen Holdings and its subsidiaries and affiliates with each of the Banks and Travelers shall remain in full force and effect.

                Section 6: Miscellaneous. This Agreement shall be deemed to be a contract under the laws of the Commonwealth of Pennsylvania and for all purposes shall be construed in accordance with, and governed by, such laws. The Courts of Pennsylvania shall have non-exclusive jurisdiction to adjudicate matters arising under this Agreement. The caption headings contained in this Agreement are for convenience of reference and shall not be deemed to be a part of this contract or used in the construction of this contract. All representations, warranties and covenants contained herein shall survive the execution and delivery of this Agreement and will bind and inure to the benefit of the successors and assigns of the Banks, Travelers and Pen Holdings. The provisions of this Agreement are intended to be severable.





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If any provision of this Agreement shall be held to be invalid or unenforceable in whole or in part in any jurisdiction such provision shall, as to such jurisdiction, be ineffective to the extent of such invalidity or unenforceability without in any manner affecting the validity or enforceability of such provision in any other jurisdiction or the remaining provisions of this Agreement in any jurisdiction.

                Section 7: Counterparts. This Agreement may be executed in counterparts and by the Banks, Travelers and Pen Holdings on separate counterparts each of which, when so executed, shall be deemed an original, but all such counterparts shall constitute but one and the same instrument. No party shall be bound hereby until all parties have signed this Agreement. Furthermore, the parties agree that this Agreement may be executed by telecopying each such counterpart signature page to Mellon Bank, N.A. followed by delivering the original signed counterpart signature page by overnight courier services to Mellon Bank, N.A. for next day delivery.

                Section 8: Expenses. Pen Holdings agrees to pay all out of pocket fees and expenses of the Agent, the Banks and Travelers arising in connection with this Agreement or any future negotiations or agreements relating to the indebtedness of Pen Holdings to the Agent, the Banks or Travelers, including, without limitation, reasonable fees and expenses of counsel.

                Section 9: Reaffirmation: Pen Holdings hereby reaffirms the enforceability and validity of the Indemnity Agreement; acknowledges its indebtedness thereunder to Travelers of not less than the amount paid under the Appeal Bond; and represents and warrants that as of the date hereof, it has no defenses or counterclaims whatsoever against such indebtedness.

                Section 10: Indemnity Agreement. Except for the temporary forbearance provided for herein, the Indemnity Agreement shall remain in full force and effect.




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                IN WITNESS WHEREOF, the parties, by their duly authorized
officers, have executed and delivered this Forbearance and Standstill Agreement as of the date first written above.

                                     PEN HOLDINGS, INC.

                                     By: /s/ William E. Beckner
                                        -------------------------------------
                                     Title:
                                           ----------------------------------

                                     MELLON BANK, N.A., as Agent

                                     By: /s/ Stanley Maharam
                                        -------------------------------------
                                     Title: Regional Manager
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                                     CIBC INC.

                                     By: /s/ Howard Palmer
                                        -------------------------------------
                                     Title:
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                                     AMSOUTH BANK

                                     By: /s/ Rex Hamilton
                                        -------------------------------------
                                     Title:
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                                     TRAVELERS CASUALTY AND SURETY
                                     COMPANY OF AMERICA

                                     By: /s/ David M. Sasportas
                                        -------------------------------------
                                     Title: Vice President, Surety Bond Claim
                                           ----------------------------------






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